Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MPLX LP (the “Partnership”) on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pamela K.M. Beall, Director, Executive Vice President and Chief Financial Officer of MPLX GP LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: February 28, 2019

/s/ Pamela K.M. Beall
Pamela K.M. Beall
Director, Executive Vice President and Chief Financial Officer of MPLX GP LLC (the general partner of MPLX LP)